June 20, 2007

                             MMA PRAXIS MUTUAL FUNDS


                          MMA PRAXIS FUND INTERNATIONAL


             SUPPLEMENT TO THE CLASS I PROSPECTUS DATED MAY 1, 2007

   NOTICE OF CHANGE OF PORTFOLIO MANAGER FOR THE MMA PRAXIS INTERNATIONAL FUND

Effective July 31, 2007 the following replaces the information under the Section "International Fund" under Portfolio managers on page 74:

Francis X. Claro, CFA

      o Francis X. Claro has more than 21 years of investment experience and has managed the Fund since July 31, 2007. He joined Evergreen in 1994 and has managed the International Small Cap Equity team for Evergreen or one of its predecessor firms since 1994. Prior to joining Evergreen, he served as an Investment Officer with the Inter-American Investment Corporation and as a Senior Consultant for Price Waterhouse's International Consulting. He received a BS in business from ESADE in Barcelona, Spain in 1983, an MS in economics from the London School of Economics in 1984, and an MBA from the Harvard Business School in 1991. He is a CFA charterholder.